Other Equity - Summary of Reserves (Detail) - USD ($) $ in Millions	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2018
Other reserves [abstract]
Share premium account	$ 518	$ 518	$ 518
Foreign currency translation reserve	39	37	42
Employee share awards reserve	246	213	196
Cash flow hedge reserve	50	114	58
Cost of hedging reserve	(23)	(74)
Equity investments reserve	16	17	16
Capital redemption reserve	177	177	177
Non-controlling interest contribution reserve	1,283	1,283	1,283
Total reserves	$ 2,306	$ 2,285	$ 2,290